Exhibit 10.3

DEALER MANAGER AGREEMENT

September 25, 2024

Blackstone Securities Partners L.P.

345 Park Avenue

New York, NY 10154

This Dealer Manager Agreement (this “Agreement”) is entered into by and between Blackstone Infrastructure Strategies L.P. (the “Fund”) and Blackstone Infrastructure Strategies (TE) L.P. (the “Feeder”), each a Delaware limited partnership (the Fund and the Feeder, collectively, the “Partnership”), and Blackstone Securities Partners L.P. (the “Dealer Manager”).

The Partnership is conducting a private placement offering (the “Offering”) in accordance with Rule 506(b) of Regulation D and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), of the Partnership’s limited partnership units (the “Units”), which may consist of Class S, Class D and/or Class I Units (each a “Class”).

Under the terms of the Offering, as set forth in the confidential Private Placement Memorandum of the Partnership (including any supplements and amendments thereto, all financial statements, appendices and all other documents which are part thereof, the “Memorandum”), Units will be issued and sold at the offering prices per Unit set forth in the Memorandum. In connection with the Offering, the minimum initial subscription amount by any one person shall be as set forth in the Memorandum (except as otherwise accepted by the Dealer Manager pursuant to its discretion to accept lesser amounts).

The Partnership is offering three Classes of Units: Class S Units, Class D Units and Class I Units. For the avoidance of doubt any reference to Class S Units, Class D Units, and/or Class I Units shall include each of the Fund’s Class S Units, Class D Units and/or Class I Units and the Feeder’s Class STE Units, Class DTE Units, and/or Class ITE Units. The differences between the classes of Units and the eligibility requirements for each Class are described in detail in the Memorandum. The Units are to be offered and sold as described in the Memorandum. Except as otherwise agreed by the Partnership and the Dealer Manager, Units are to be sold through the Dealer Manager, as the dealer manager, and the broker-dealers and other financial intermediaries (each a “Dealer” and collectively, the “Dealers”) with whom the Dealer Manager has entered into or will enter into a selected dealer agreement related to the distribution of Units substantially in the form attached to this Agreement as Exhibit A or such other form as approved by the Partnership (each a “Selected Dealer Agreement”), at a purchase price equal to the Partnership’s net asset value (“NAV”) per unit as of the last calendar day of the immediately preceding month applicable to the class of Units being purchased (as calculated in accordance with the procedures described in the Memorandum). For unitholders who have not “opted out” of the Partnership’s distribution reinvestment plan (the “DRIP”), the cash distributions attributable to the class of Units that each unitholder owns will be automatically reinvested in additional units of the same class. The DRIP Units are to be issued to unitholders of the Partnership at a purchase price equal to the most recent available NAV per unit for such Units at the time the distribution is payable.

Terms not defined herein shall have the same meaning as in the Memorandum. Now, therefore, the Partnership hereby agrees with the Dealer Manager as follows:

1. Representations and Warranties of the Partnership: The Partnership represents and warrants to the Dealer Manager and each Dealer participating in an Offering, with respect to such Offering, as applicable, that:

a. It is not necessary in connection with the offer, sale and delivery of the Units to investors in the manner contemplated by this Agreement to register the Units under the Securities Act. The Partnership is conducting this offering of Units as a private placement and will not take any action that (i) causes the offering of the Units to lose any exemption from registration with the SEC provided by Section 4(a)(2) of the Securities Act and/or any regulations promulgated thereunder or (ii) causes the offering of Units to lose its exemption from registration provided by Rule 506(b) of Regulation D under the Securities Act.

b. The Partnership has been duly and validly organized and formed as a limited partnership under the laws of the state of Delaware, with the power and authority to conduct its business as described in the Memorandum, and to offer and sell the Units as contemplated by the Memorandum and this Agreement. The Partnership is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, of the Partnership, or the earnings, business affairs or business prospects of the Partnership.

c. The Memorandum, as of its date, does not and will not contain any untrue statements of material facts or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing provision of this Section 1.c. will not extend to any statements contained in or omitted from the Memorandum that are primarily within the knowledge of the Dealer Manager or any of the Dealers and are based upon information furnished by the Dealer Manager in writing to the Partnership specifically for inclusion therein.

d. The Partnership intends to use the funds received from the sale of the Units as set forth in the Memorandum.

e. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental authority or agency, national securities exchange or futures association is required in connection with the execution by the Partnership of this Agreement or the issuance and sale by the Partnership of the Units, except such filings as may be required under the Securities Act or Financial Industry Regulatory Authority, Inc. (“FINRA”) or applicable state securities laws, which have been or will be timely filed.

f. Unless otherwise described in the Memorandum, there are no actions, suits or proceedings pending or to the knowledge of the Partnership, threatened against the Partnership at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, which will have a material adverse effect on the ability of the Partnership to conduct its business as described in the Memorandum.

g. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Partnership will not conflict with or constitute a default under any partnership agreement, by-law, indenture, mortgage, deed of trust, lease, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Partnership, in each case, that would reasonably be expected to have a material adverse effect on the ability of the Partnership to conduct its business as described in the Memorandum, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 5 of this Agreement may be limited under applicable laws.

h. The Partnership has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 5 of this Agreement may be limited under applicable laws.

i. At the time of the issuance of the Units, the Units will have been duly authorized and, when issued and sold as contemplated by the Memorandum and Partnership Agreement, each as may be amended and supplemented, and upon payment therefor as provided by the Memorandum and this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Memorandum.

j. The Partnership has filed all material federal, state and foreign income tax returns, which have been required to be filed, on or before the due date (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Partnership to the extent that such taxes or assessments have become due, except where the Partnership is contesting such assessments in good faith and except for such taxes and assessments of immaterial amounts, the failure of which to pay would not have a material adverse effect on the condition, financial or otherwise, of the Partnership, or the earnings, business affairs or business prospects of the Partnership.

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k. The financial statements of the Partnership included or incorporated by reference in the Memorandum present fairly in all material respects the financial position of the Partnership as of the date indicated and the results of its operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis (except as may be expressly stated in the related notes thereto).

l. The Partnership is not required to register as an “investment company,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, in reliance upon an exemption under Section 3(c)(7) of the 1940 Act, and it will exercise reasonable diligence to ensure that it does not lose such exemption or otherwise become required to register as an “investment company” within the meaning of the 1940 Act.

m. Blackstone Infrastructure Advisors L.L.C. (the “Investment Manager”) will use commercially reasonable efforts to ensure that any information regarding the Investment Manager, the General Partner or the Partnership (including information in the Offering Materials (as defined below)) that would be an “advertisement” of the Investment Manager, and that is furnished to the Dealer Manager or any Dealer and required or permitted under this Agreement to be distributed to Dealer Manager, a Dealer or Dealer’s customer in connection with the offering of Units, including, without limitation, the Memorandum and the Authorized Sales Materials (as defined below), is, and at the time such material is provided to Dealer Manager or a Dealer, in compliance with the requirements applicable to “advertisements” under Rule 206(4)-1 under the Investment Advisers Act of 1940, as amended from time to time (the “Advisers Act”) (as such term is defined in the Marketing Rule (defined below)). The Partnership acknowledges that the Dealer Manager is not responsible for ensuring that any materials received from the Investment Manager or the Partnership that would be deemed an “advertisement” of the Investment Manager under Rule 206(4)-1 under the Advisers Act (the “Marketing Rule”) (including the Offering Materials) comply with the Marketing Rule provided Dealer Manager has not altered such materials.

n. Any and all printed sales literature or other materials which have been approved in advance in writing by the Investment Manager and the Partnership for use in the Offering (“Authorized Sales Materials”) (the Memorandum and the Authorized Sales Materials, as the same may be amended or supplemented, are referred to herein collectively as the “Offering Materials”) prepared by the Partnership and any of its affiliates (excluding the Dealer Manager) specifically for use with potential investors in connection with the Offering, when used in conjunction with the Memorandum, did not at the time provided for use, and, as to later provided materials, will not at the time provided for use, include any untrue statement of a material fact nor did they at the time provided for use, or, as to later provided materials, will they, omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Memorandum, not misleading. If at any time any event occurs which is known to the Partnership as a result of which such Authorized Sales Materials when used in conjunction with the Memorandum would include an untrue statement of a material fact or, in view of the circumstances under which they were made, omit to state any material fact necessary to make the statements therein not misleading, the Partnership will notify the Dealer Manager thereof. Notwithstanding anything to the contrary herein: (i) the description in the Offering Materials of the substantive provisions of the Partnership’s governing document(s) is a summary thereof, does not purport to be complete, and is qualified in its entirety by, and is subject to, the terms and provisions of the Partnership’s governing document(s); and (ii) any forecasted financial, market or industry information contained in the Offering Materials will be based upon reasonable estimates by Blackstone Infrastructure Strategies Associates L.P., as the general partner of the Partnership (the “General Partner”).

2. Covenants of the Partnership. The Partnership covenants and agrees with the Dealer Manager that:

a. It will, at no expense to the Dealer Manager, furnish the Dealer Manager with such number of printed copies of the Memorandum, including all amendments and exhibits thereto, as the Dealer Manager may reasonably request. It will similarly furnish to the Dealer Manager and others designated by the Dealer Manager as many copies of the following documents as the Dealer Manager may reasonably request: (i) this Agreement and (ii) any other Authorized Sales Materials (provided that the use of said Authorized Sales Materials has been first approved for use by all appropriate regulatory agencies, if applicable).

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b. It will furnish such proper information and execute and file such documents as may be necessary for the Partnership to qualify the Units for offer and sale under the securities laws of such jurisdictions as the Dealer Manager may reasonably designate and will file and make in each year such statements and reports as may be required, it being understood that the Partnership will not be required to register the Offering under the Securities Act. The Partnership will furnish to the Dealer Manager upon request a copy of such papers filed by the Partnership in connection with any such qualification.

c. If during the Offering any event occurs as a result of which, in the opinion of either the Partnership or the Dealer Manager, the Memorandum would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in view of the circumstances under which they were made, not misleading, the Partnership will promptly notify the Dealer Manager thereof (unless the information shall have been received from the Dealer Manager) and will effect the preparation of an amended or supplemental Memorandum which will correct such statement or omission.

d. The Partnership agrees to promptly notify the Dealer Manager in the event that any of the representations and warranties set forth herein becomes materially inaccurate, or in the event that any covenant or condition on their part to be performed or satisfied has been breached or not satisfied in any material respect.

3. Obligations and Compensation of Dealer Manager.

a. The Partnership hereby appoints the Dealer Manager as its agent and principal distributor for the purpose of selling the Units as set forth in the Memorandum through Dealers, all of whom shall be (i) members of FINRA and shall be duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the laws of each state and/or, to the extent required, the equivalent thereof in any other jurisdiction or (ii) duly registered under the laws and, to the extent required, in any applicable non-U.S. jurisdiction to conduct the activity contemplated hereunder. The Dealer Manager hereby accepts such agency and distributorship and agrees to use its best efforts to sell the Units on said terms and conditions set forth in the Memorandum with respect to the Offering and any additional terms or conditions specified in Schedule 1 to this Agreement, as it may be amended from time to time. The Dealer Manager represents to the Partnership that it is duly registered as a broker-dealer pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in all applicable U.S. states, and is a member in good standing of FINRA and that it and its employees and representatives have all required licenses and registrations to act under this Agreement. Further, if the foregoing representation ceases to be correct at any time during the Dealer Manager’s engagement hereunder, the Dealer Manager shall notify the Investment Manager and the Partnership. With respect to the Dealer Manager’s participation in the distribution of the Units in the Offering, the Dealer Manager agrees to comply in all material respects with the applicable requirements of the Memorandum, the Securities Act, the rules and regulations promulgated thereunder, the Exchange Act, and the rules and regulations promulgated thereunder, and all other state or federal laws, rules and regulations applicable to the Offering and the sale of Units, all applicable state securities or blue sky laws and regulations, and the rules of FINRA applicable to the Offering, from time to time in effect. For the avoidance of doubt, the Dealer Manager will not take any action that: (i) constitutes a public offering of or for the Units within the meaning of Section 4(a)(2) of the Securities Act or general solicitation of prospective investors in the Partnership within the meaning of Regulation D promulgated thereunder; (ii) causes the offering of the Units to lose any exemption from registration with the Securities and Exchange Commission (the “SEC”) provided by Section 4(a)(2) of the Securities Act; or (iii) causes the Partnership to lose its exemption under Section 3(c)(7) of the 1940 Act.

b. Promptly after the date of this Agreement, the Dealer Manager and the Dealers shall commence the offering of the Units in the Offering in jurisdictions in which the Units are registered or qualified for sale or in which such offering is otherwise permitted. The Dealer Manager and the Dealers will immediately suspend or terminate offering of the Units upon request of the Partnership at any time and will resume offering the Units upon subsequent request of the Partnership.

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c. Except as may be provided in the Memorandum, which may be amended and restated from time to time, the Partnership or its affiliates will pay to the Dealer Manager a unitholder servicing fee with respect to sales of Class S and Class D Units (the “Servicing Fee”) and the Dealer Manager may permit Dealers to charge upfront selling commissions, placement fees, subscription fees or similar fees (“Subscription Fees”), all as described in Schedule 1 to this Agreement. The Partnership or its affiliates will pay the Servicing Fee to the Dealer Manager monthly in arrears. The Dealer Manager may reallow all or a portion of the Servicing Fee to any Dealers who sold the Class S or Class D Units giving rise to a portion of such Servicing Fee to the extent the Selected Dealer Agreement with such Dealer provides for such a reallowance and such Dealer is in compliance with the terms of such Selected Dealer Agreement related to such reallowance. Notwithstanding the foregoing, subject to the terms of the Memorandum, at such time as the Dealer who sold the Class S or Class D Units giving rise to a portion of the Servicing Fee is no longer the broker-dealer of record with respect to such Class S or Class D Units or the Dealer no longer satisfies any or all of the conditions in its Selected Dealer Agreement for the receipt of the Servicing Fee, then Dealer’s entitlement to the Servicing Fees related to such Class S and/or Class D Units, as applicable, shall cease in, and Dealer shall not receive the Servicing Fee for, that month or any portion thereof (i.e., Servicing Fees are payable with respect to an entire month without any proration). Broker-dealer transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Servicing Fees may be reallowed to the then-current broker-dealer of record of the Class S and/or Class D Units, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Selected Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”), such Selected Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer is not entitled to any Servicing Fee with respect to Class I Units. The Dealer Manager may also reallow some or all of the Servicing Fee to other broker-dealers who provide services with respect to the Units (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

d. The terms of any reallowance of the Servicing Fee shall be set forth in the Selected Dealer Agreement or Servicing Agreement entered into with the Dealers or Servicing Dealers, as applicable. The Partnership will not be liable or responsible to any Dealer or Servicing Dealer for direct payment of commissions, or any reallowance of the Servicing Fee to such Dealer or Servicing Dealer, it being the sole and exclusive responsibility of the Dealer Manager for the reallowance of the Servicing Fee to Dealers and Servicing Dealers. Notwithstanding the foregoing, at the discretion of the Partnership, the Partnership or its affiliates may act as agent of the Dealer Manager by making direct payment of Servicing Fees to Dealers on behalf of the Dealer Manager without incurring any liability. Further, the Partnership and the Dealer Manager are not responsible for any Subscription Fee charged by Dealers, the terms of which shall be set forth in the applicable Selected Dealer Agreement.

e. In addition to the other items of underwriting compensation set forth in this Section 3, the Partnership and/or the Investment Manager, or its affiliates, shall reimburse the Dealer Manager for all items of underwriting compensation referenced in the Memorandum, to the extent the Memorandum indicates that they will be paid by the Partnership or the Investment Manager, as applicable.

f. The Dealer Manager represents and warrants to the Partnership and its affiliates that the information in the Memorandum and all other information furnished to the Partnership by the Dealer Manager in writing expressly for use in the Memorandum, or any amendment or supplement thereto, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

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g. The Dealer Manager and all Dealers will offer and sell the Units at the prices per unit as determined in accordance with the Memorandum.

h. Dealer Manager agrees to promptly notify the Partnership, General Partner and the Investment Manager in the event that any of the representations and warranties set forth herein becomes materially inaccurate, or in the event that any covenant or condition on their part to be performed or satisfied has been breached or not satisfied in any material respect.

i. The Dealer Manager may delegate the performance of any obligation under this Agreement to the General Partner, its affiliate or an authorized agent of the Dealer Manager; for the avoidance of doubt, delegation of the performance of any obligation hereunder shall not relieve the Dealer Manager of any obligation under this Agreement.

4. Dealer Manager Representations, Warranties and Covenants Regarding Rule 206(4)-1 under the Investment Advisers Act of 1940.

a. The Dealer Manager represents and warrants to the Partnership that it will not engage or retain, or assign or delegate its rights or obligations hereunder to, any Dealer to assist the Dealer Manager in the offer, sale, marketing or promotion of Units without the prior written approval of the General Partner. Any approved Dealer shall be required to enter into an agreement with the Dealer Manager, which the Dealer Manager shall use commercially reasonable efforts to cause to include representations, warranties and covenants sufficient for the Investment Manager to be able to demonstrate its reasonable belief that, in connection with the services or activities performed by the Dealer under such Selected Dealer Agreement, the Dealer will use its best efforts to ensure that each “endorsement” or “testimonial” (as defined in the Marketing Rule) complies with the requirements of the Marketing Rule. The Dealer Manager will use commercially reasonable efforts to cooperate with the Investment Manager’s requests for information required for purposes of compliance with the Marketing Rule.

b. Dealer Manager agrees to promptly notify the Partnership, General Partner and the Investment Manager in the event that any of the representations and warranties set forth in a Selected Dealer Agreement becomes materially inaccurate, or in the event that any covenant or condition on Dealer’s part to be performed or satisfied has been breached or not satisfied in any material respect.

5. Indemnification.

a. To the extent permitted by the Partnership’s governing documents, and subject to the limitations below, including Section 5.g., the Partnership will indemnify and hold harmless the Dealers and the Dealer Manager, their officers and directors and each person, if any, who controls such Dealer or Dealer Manager within the meaning of Section 15 of the Securities Act (the “Indemnified Persons”) from and against any losses, claims, damages or liabilities (“Losses”), joint or several, to which such Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any violation of this Agreement or (ii) any untrue statement of a material fact contained in the Offering Materials or omission to state in the Offering Materials a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Partnership will reimburse the Dealer Manager and each Indemnified Person of the Dealer Manager for any legal or other expenses reasonably incurred by the Dealer Manager or such Indemnified Person in connection with investigating or defending such Loss.

Notwithstanding the foregoing provisions of this Section 5.a., the Partnership will not be liable to the extent that any such Loss or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with written information furnished (x) to the Partnership by the Dealer Manager or (y) to the Partnership or the Dealer Manager by or on behalf of any Dealer specifically for use in the Offering Materials, and, further, the Partnership will not be liable for the portion of any Loss in any such case if it is determined that such Dealer or the Dealer Manager was at fault in connection with such portion of the Loss, expense or action.

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The foregoing indemnity agreement of this Section 5.a. is subject to the further condition that, insofar as it relates to any untrue statement or omission made in the Memorandum (or amendment or supplement thereto) that was eliminated or remedied in any subsequent amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of an indemnified party from whom the person asserting any Losses purchased the Units that are the subject thereof, if a copy of the Memorandum as so amended or supplemented was not sent or given to such person at or prior to the time the subscription of such person was accepted by the Partnership, but only if a copy of the Memorandum as so amended or supplemented had been supplied to the Dealer Manager or the Dealer prior to such acceptance.

b. The Dealer Manager will indemnify and hold harmless the Partnership, its officers and directors, each person, if any, who controls the Partnership within the meaning of Section 15 of the Securities Act (the “Partnership Indemnified Persons”), from and against any Losses to which any of the Partnership Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of a material fact contained in the Offering Materials or omission to state in the Offering Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that clause (i) applies, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Dealer Manager specifically for use with reference to the Dealer Manager in the preparation of the Offering Materials; (ii) any use of sales literature not authorized or approved by the Partnership or any use of “broker-dealer use only” materials by the Dealer Manager in the offer and sale of the Units or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of Units in such jurisdiction; (iii) any untrue statement made by the Dealer Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Units; (iv) any material violation of this Agreement; (v) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act of 2001 (the “USA Patriot Act”); or (vi) any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. The Dealer Manager will reimburse the aforesaid parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Loss, expense or action. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

c. Dealer Manager shall use commercially reasonable efforts to ensure that each Dealer severally will indemnify and hold harmless the Partnership, the Dealer Manager, each of their officers and directors, and each person, if any, who controls the Partnership or the Dealer Manager within the meaning of Section 15 of the Securities Act (the “Dealer Indemnified Persons”) from and against any Losses to which a Dealer Indemnified Person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of a material fact contained in the Offering Materials or omission to state in the Offering Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that clause (i) applies, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Partnership or the Dealer Manager by or on behalf of the Dealer specifically for use with reference to the Dealer in the preparation of the Offering Materials; (ii) any use of sales literature not authorized or approved by the Partnership or any use of “broker-dealer use only” materials by the Dealer in the offer and sale of the Units or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of Units; (iii) any untrue statement made by the Dealer or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Units; (iv) any material violation of this Agreement or the Selected Dealer Agreement entered into between the Dealer Manager and the Dealer; (v) any failure or alleged failure to comply with all applicable laws, including, without limitation, laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA Patriot Act; or (vi) any other failure or alleged failure to comply with applicable rules of FINRA or

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federal or state securities laws and the rules and regulations promulgated thereunder. Each such Dealer will reimburse each Dealer Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, expense or action. This indemnity agreement will be in addition to any liability that such Dealer may otherwise have.

d. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, notify in writing the indemnifying party of the commencement thereof. The failure of an indemnified party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section 5 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 5.e.) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

e. The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obliged to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties are unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

f. The indemnity agreements contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Dealer, or any person controlling any Dealer, or by or on behalf of the Partnership, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Partnership or the Dealer Manager, (ii) delivery of any Units and payment therefor, or (iii) any termination of this Agreement. A successor of any Dealer or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 5

g. For the avoidance of doubt, at the sole discretion of the Dealer Manager and solely upon written request from a third party intermediary engaged by the Dealer Manager, the Dealer Manager may agree on behalf of itself and the Partnership, if applicable, to provide the benefits of the indemnity agreements contained in this Section 5 and the representations and warranties set forth in Section 1 herein to certain third party intermediaries, which such agreement shall be evidenced in writing (“Written Confirmation”) and shall be in full force and effect upon such third party intermediary’s receipt of the Written Confirmation.

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6. Survival of Provisions.

a. The respective agreements, representations and warranties of the Partnership and the Dealer Manager set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Dealer Manager or any Dealer or any person controlling the Dealer Manager or any Dealer or by or on behalf of the Partnership or any person controlling the Partnership, or (ii) the acceptance of any payment for the Units.

b. The respective agreements of the Partnership and the Dealer Manager set forth in Sections 3.c. through 3.e. and Sections 5 through 14 of this Agreement shall remain operative and in full force and effect regardless of any termination of this Agreement.

7. Applicable Law. This Agreement was executed and delivered in, and its validity, interpretation and construction shall be governed by, the laws of the State of New York; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 7. Venue for any action brought hereunder shall lie exclusively in New York, New York.

8. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

9. Successors and Amendment.

a. This Agreement shall inure to the benefit of and be binding upon the Dealer Manager and the Partnership and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein. This Agreement shall inure to the benefit of the Dealers to the extent set forth in Sections 1, 4, and 5 hereof, or as otherwise expressly set forth herein.

b. This Agreement may be amended by the written agreement of the Dealer Manager and the Partnership.

c. Schedule 1 may be amended from time to time with the written consent of the Partnership and the Dealer Manager.

10. Term and Termination. Any party to this Agreement shall have the right to terminate this Agreement on 60 days’ written notice or immediately upon notice to the other party in the event that such other party shall have failed to comply with any material provision hereof. Upon expiration or termination of this Agreement, (a) the Partnership shall pay to the Dealer Manager all earned but unpaid compensation and reimbursement for all incurred, accountable compensation to which the Dealer Manager is or becomes entitled under Section 3 pursuant to the requirements of Section 3 at such times as such amounts become payable pursuant to the terms of Section 3, offset by any losses suffered by the Partnership or any officer or director of the Partnership arising from the Dealer Manager’s breach of this Agreement or an action that would otherwise give rise to an indemnification claim against the Dealer Manager under Section 5.b. herein, and (b) the Dealer Manager shall promptly deliver to the Partnership all records and documents in its possession that relate to the Offering other than as required by law to be retained by the Dealer Manager. Dealer Manager shall use its commercially reasonable efforts to cooperate with the Partnership to accomplish an orderly transfer of management of the Offering to a party designated by the Partnership.

11. Confirmation. The Partnership hereby agrees and assumes the duty to confirm on its behalf and on behalf of Dealers who sell the Units all orders for purchase of Units accepted by the Partnership. Such confirmations will comply with the rules of the SEC and FINRA, and will comply with applicable laws of such other jurisdictions to the extent the Partnership is advised of such laws in writing by the Dealer Manager.

12. Memorandum and Authorized Sales Materials. Dealer Manager agrees that it is not authorized or permitted to give and will not give, any information or make any representation concerning the Units except as set forth in the Offering Materials. The Dealer Manager further agrees (a) not to deliver any Authorized Sales Materials to any investor or prospective investor, to any broker-dealer that has not entered into a Selected Dealer Agreement or Servicing Agreement, or to any representatives or other associated persons of such a broker-dealer, unless it is accompanied or preceded by the Memorandum as amended and supplemented, (b) not to show or give to any investor

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or prospective investor or reproduce any material or writing that is supplied to it by the Partnership and marked “dealer only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Units and (c) not to show or give to any investor or prospective investor in a particular jurisdiction (and will similarly require Dealers pursuant to the Selected Dealer Agreement) any material or writing that is supplied to it by the Partnership if such material bears a legend denoting that it is not to be used in connection with the sale of Units in such jurisdiction. Dealer Manager, in its agreements with Dealers, will include requirements and obligations of the Dealers similar to those imposed upon the Dealer Manager pursuant to this section.

13. Suitability of Investors. The Dealer Manager, in its agreements with Dealers, will require that the Dealers offer Units only to persons who meet the financial qualifications set forth in the Memorandum or in any suitability letter or memorandum sent to it by the Partnership and will only make offers to persons in the jurisdictions in which it is advised in writing that the Units are qualified for sale or that such qualification is not required. In offering Units, the Dealer Manager, in its agreements with Dealers, will require that the Dealer comply with the provisions of all applicable rules and regulations relating to suitability of investors, including, without limitation, the provisions of Exchange Act Rule 15l-1 (“Regulation Best Interest”), Regulation D under the Securities Act and Section 3(c)(7) of the 1940 Act. The Dealer Manager, in its agreements with Dealers, will require that the Dealers shall sell Class S Units, Class D Units and Class I Units only to those persons who are eligible to purchase such Units as described in the Memorandum and only through those Dealers who are authorized to sell such Units. The Dealer Manager, in its agreements with the Dealers, shall require the Dealers to maintain a record of the information obtained to determine that an investor meets the financial qualification and suitability standards imposed on the offer and sale of the Units.

14. Submission of Orders. The Dealer Manager will require in its agreements with each Dealer that each Dealer comply with the submission of orders procedures set forth in the Memorandum and in the form of Selected Dealer Agreement attached as Exhibit A to this Agreement. If the Dealer Manager receives a completed and executed subscription agreement (a “Subscription Agreement”) or check or wire transfer (“instrument of payment”) not conforming to the instructions set forth in the form of Selected Dealer Agreement, the Dealer Manager shall return such Subscription Agreement and instrument of payment directly to such subscriber no later than the end of the next business day following its receipt. Instruments of payment of rejected subscribers will be promptly returned to such subscribers.

15. Notice. Notices and other writings contemplated by this Agreement shall be delivered via (a) hand, (b) first class registered or certified mail, postage prepaid, return receipt requested, (c) a nationally recognized overnight courier or (d) electronic mail. All such notices shall be addressed, as follows:

If to the Dealer Manager:	Blackstone Securities Partners L.P.
Attn: Evan Clandorf 601 Lexington Avenue, 28th Floor
New York, New York 10022
Email: evan.clandorf@blackstone.com

With a copy to:

Blackstone Infrastructure Strategies L.P.
Attn: Leon Volchyok 601 Lexington Avenue, 27th Floor
New York, New York 10022
Email: LC-BXINFRA@Blackstone.com

If to the Partnership:	Blackstone Infrastructure Strategies L.P.
Attn: Leon Volchyok 601 Lexington Avenue, 27th Floor
New York, New York 10022
Email: LC-BXINFRA@Blackstone.com

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With a copy to:

Blackstone Securities Partners L.P.
Attn: Evan Clandorf 601 Lexington Avenue, 28th Floor
New York, New York 10022
Email: evan.clandorf@blackstone.com

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If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

BLACKSTONE INFRASTRUCTURE STRATEGIES L.P.

By:	Blackstone Infrastructure Strategies Associates L.P., as General Partner

By: BXISA L.L.C., as General Partner

By:	/s/ Leon Volchyok
Name: Leon Volchyok
Title: Senior Managing Director

BLACKSTONE INFRASTRUCTURE STRATEGIES (TE) L.P.

By:	Blackstone Infrastructure Strategies Associates L.P., as General Partner

By:	BXISA L.L.C., as General Partner

By:	/s/ Leon Volchyok
Name: Leon Volchyok
Title: Senior Managing Director

Accepted and agreed to as of the date first above written: BLACKSTONE SECURITIES PARTNERS L.P.

By:	/s/ Evan Clandorf
Name: Evan Clandorf
Title: Authorized Signatory

Schedule 1

Compensation

I. Servicing Fees

The Partnership or its affiliates will pay to the Dealer Manager a Servicing Fee in the amount of (a) 0.85% per annum of the aggregate NAV for the Class S Units as of the last day of each month and (b) 0.25% per annum of the aggregate NAV for the Class D Units as of the last day of each month, in each case, payable monthly. The Partnership or its affiliates will not pay to the Dealer Manager a Servicing Fee in respect of the purchase of any Class I Units. In calculating the Servicing Fee, the Partnership will use its NAV before giving effect to any accruals for the Servicing Fee, repurchases, if any, for that month and distributions payable on the Units.

II. Subscription Fees

The Dealer Manager is authorized to enter into arrangements that allow the Dealer to charge Subscription Fees, on purchases and sales of Units, to the extent the Memorandum discloses that such fees may be charged for the relevant class of Units. Any Subscription Fee, including upfront placement fees or selling commissions, charged by Dealer in connection with its sale of Units will be charged in a manner consistent with the Memorandum and applicable law and FINRA rules. Purchases and sales of such units may only be executed as purchases or repurchases between the customer and the Partnership and Dealer shall not execute trades of units between customers. For the avoidance of doubt, subscription funds may be transmitted to the Partnership net of any Subscription Fees.

EXHIBIT A

FORM OF SELECTED DEALER AGREEMENT

Blackstone Securities Partners L.P. (the “Dealer Manager”), as the dealer manager for each of Blackstone Infrastructure Strategies L.P. (the “Fund”) and Blackstone Infrastructure Strategies (TE) L.P. (the “Feeder”), each a Delaware limited partnership (the Fund and the Feeder, collectively, the “Partnership”), invites you (the “Dealer”) to participate in the offer and sale of limited partnership units of the Partnership (“Units”) to certain of the Dealer’s qualified customers (“Customers”) subject to the following terms:

1. Dealer Manager Agreement

The Dealer Manager has entered into a Dealer Manager Agreement with the Partnership dated September 25, 2024 (the “Dealer Manager Agreement”). Except as otherwise specifically stated herein, all terms used in this Selected Dealer Agreement (this “Agreement”) have the meanings provided in the Dealer Manager Agreement.

As described in the Dealer Manager Agreement, the Partnership is conducting an ongoing private placement offering (the “Offering”) in accordance with Rule 506(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), which may consist of Class S Units, Class D Units and/or Class I Units. For the avoidance of doubt, any reference to Class S Units, Class D Units, and/or Class I Units shall include each of the Fund’s Class S Units, Class D Units and/or Class I Units and the Feeder’s Class STE Units, Class DTE Units, and/or Class ITE Units. The differences between the classes of Units and the eligibility requirements for each class of Units are described in detail in the Memorandum (as defined herein). The Units are to be offered and sold as described in the Memorandum.

Under the terms of the Offering, as set forth in the confidential Private Placement Memorandum of the Partnership (including any supplements and amendments thereto, all financial statements, appendices, and all other documents which are a part thereof) (the “Memorandum”), the Units will be offered and sold at the offering prices per Unit set forth in the Memorandum. In connection with the Offering, the minimum initial subscription amount by any one person shall be as set forth in the Memorandum (except as otherwise accepted by the Dealer Manager pursuant to its discretion to accept lesser amounts).

By your acceptance of this Agreement, you will become one of the Dealers referred to in the Dealer Manager Agreement between the Partnership and the Dealer Manager and will be entitled and subject to the indemnification provisions contained in the Dealer Manager Agreement, including the provisions of Section 5 of the Dealer Manager Agreement wherein the Dealers severally agree to indemnify and hold harmless the Partnership, the Dealer Manager and each officer and director thereof, and each person, if any, who controls the Partnership or the Dealer Manager within the meaning of the Securities Act. The Dealer hereby agrees to use its best efforts to sell the Units for cash on the terms and conditions stated in the Memorandum. Nothing in this Agreement shall be deemed or construed to make the Dealer an employee, agent, representative or partner of the Dealer Manager, the Partnership or any of their respective affiliates, and the Dealer is not authorized to act for the Dealer Manager, the Partnership or any of their respective affiliates, or to make any representations on their behalf except as set forth in the Memorandum and in the Authorized Sales Materials (as defined below).

The Dealer acknowledges and agrees that none of the Dealer Manager, the Partnership or any of their respective affiliates are: (a) providing any advice or recommendations to any persons who purchase and/or hold Units through Dealer pursuant to this Agreement (“Investor”); (b) providing any custody services to any person, including any customers or clients of Dealer; and/or (c) acting as broker of record for any persons who purchase and/or hold Units through Dealer pursuant to this Agreement.

2. Submission of Orders

(a) Each person desiring to purchase Units in the Offering will be required to complete and execute a subscription agreement for an investment in Units (“Subscription Agreement”) and to deliver to the Dealer such completed and executed Subscription Agreement together with a check or wire transfer (“Instruments of Payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum.

(b) Customers who purchase Units will be instructed by Dealer to make their Instruments of Payment payable to or for the benefit of “Blackstone Infrastructure Strategies L.P.” or “Blackstone Infrastructure Strategies (TE) L.P.,” as applicable.

(c) Subscription Agreements received during each month before five (5) business days prior to the first calendar day of the next month will be transmitted to the Partnership or its agent as set forth in the Subscription Agreement or as otherwise directed by the Partnership at least five (5) business days prior to the first calendar day of the next month, and Dealer shall use commercially reasonable efforts to deliver Instruments of Payment with respect to such transmitted Subscription Agreements at least two (2) business days prior to the first calendar day of the next month, but no later than one (1) business day prior to the first calendar day of the next month, as set forth in the Subscription Agreement or as otherwise directed by the Partnership. Subscription Agreements received from subscribers during the five (5) business day period prior to the first calendar day of a month will be transmitted at least five (5) business days prior to the first calendar day of the month after the next month (the “Following Month”), and Dealer shall use commercially reasonable efforts to deliver Instruments of Payment with respect to such transmitted Subscription Agreements at least two (2) business days prior to the first calendar day of the Following Month, but no later than one (1) business day prior to the first calendar day of the Following Month. Purchase orders which include (i) Instruments of Payment received by the Partnership at least two (2) business days prior to the first calendar day of the month and (ii) a completed and executed Subscription Agreement in good order received by the Partnership or its transfer agent at least five (5) business days prior to the first calendar day of the month (unless waived by the Dealer Manager) will be executed as of the first day of such month at a purchase price equal to the Partnership’s net asset value (“NAV”) per Unit as of the last calendar day of the immediately preceding month applicable to the class of Units being purchased (as calculated in accordance with the procedures described in the Memorandum).

(d) Any repurchase requests must be made in accordance with the applicable procedures described in the Memorandum, the Partnership’s Repurchase Program (as defined in the Memorandum), the Subscription Agreement, and applicable law, rules and regulations. The parties acknowledge and agree that a repurchase request is not received in “good order” unless the repurchase request and all required documentation is complete and received by the Partnership’s transfer agent by the applicable repurchase request deadline described in the Memorandum, the Subscription Agreement or otherwise specified by the Partnership in writing.

(e) If the Dealer receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions, the Dealer shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Subscription Agreements and Instruments of Payment received by the Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section 2. Transmittal of received investor funds will be made in accordance with the procedures set forth in Section 2(c).

(f) Subscription funds may be transmitted to the Partnership net of any upfront selling commissions, placement fees, subscription fees or similar fees (“Subscription Fees”) subject to the terms and conditions set forth in Schedule I attached hereto.

3. Pricing

Except as otherwise provided in the Memorandum, which may be amended or supplemented from time to time, the offering price of Units shall be equal to the Partnership’s then current NAV per Unit applicable to the class of Units being purchased (as calculated in accordance with the procedures described in the Memorandum). Except as otherwise provided in the Memorandum, for unitholders who participate in the Partnership’s distribution reinvestment plan (“DRIP”), the cash distributions attributable to the class of Units that each unitholder owns will be automatically re-invested in additional Units of the same class. Any Units issued pursuant to the DRIP (the “DRIP Units”) will be issued and sold to unitholders of the Partnership at a purchase price equal to the most recent available NAV per Unit for such Units at the time the distribution is payable and will be subject to the payment of unitholder servicing fees on such DRIP Units, as applicable to the relevant class of Units. Except as otherwise indicated in the Memorandum or in any letter or memorandum sent to the Dealer by the Partnership or the Dealer Manager, a minimum initial subscription amount by each unitholder in the Partnership of $10,000 and $1,000 for subsequent subscriptions is required unless such minimums are waived by the Dealer Manager. The Units are nonassessable.

4. Dealer Compensation

Except as may be provided in the Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales and ongoing unitholder services rendered by Dealer hereunder, Dealer is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule I hereto.

5. Representations, Warranties and Covenants of the Dealer

(a) In addition to the representations and warranties found elsewhere in this Agreement, the Dealer represents, warrants, covenants and agrees that:

(i) It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Dealer is organized.

(ii) It is empowered under applicable laws and by the Dealer’s organizational documents to enter into this Agreement and perform all activities and services of the Dealer contemplated herein and there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting the Dealer’s ability to perform under this Agreement.

(iii) The execution, delivery, and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the Units, will not constitute a breach of, or default under, any agreement or instrument by which the Dealer is bound, or to which any of its assets are subject, or any order, rule, or regulation applicable to it of any court, governmental body, or administrative agency having jurisdiction over it.

(iv) All requisite actions have been taken to authorize the Dealer to enter into and perform this Agreement.

(v) It shall notify the Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to Units offered hereunder against Dealer or its principals, affiliates, officers, directors, employees or agents, or any person who controls Dealer, within the meaning of Section 15 of the Securities Act.

(vi) It has developed and will continue to maintain policies and procedures reasonably designed to ensure material compliance with all laws applicable to the Dealer’s obligations under this Agreement.

(vii) As of the date hereof and at any time during the term of this Agreement, any written information about the Dealer that is furnished by the Dealer for inclusion in the Offering Materials (as defined below) does not and will not contain any untrue statement of material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

(viii) Subject to the Dealer’s compliance with the terms herein (including, but not limited to, Section 5(a)(xii)(D), Section 9(e) and any jurisdictional-specific restrictions set forth in Schedule III), the Dealer is hereby authorized to offer and sell Units in the jurisdictions set forth on Schedule III attached hereto. Except for those jurisdictions listed on Schedule III hereto, the Dealer will not offer, sell or distribute Units, or otherwise make any such Units available, in any jurisdiction outside of the United States or United States territories unless the Dealer receives prior written consent from the Dealer Manager.

(ix) It acknowledges that the Dealer Manager will enter into similar agreements with other broker-dealers, which does not require the consent of the Dealer.

(x) It is a broker-dealer registered with the Financial Regulatory Authority (“FINRA”) and subject to FINRA Rule 2030 (the “Rule”). The Dealer represents that it has policies and procedures to ensure compliance with the Rule and is currently in compliance with the Rule. The Dealer further represents that neither it nor any of its Covered Associates (as defined below) has made, directly or indirectly, any contributions that prohibit Dealer from engaging in solicitation activities for compensation under the Rule (a “Triggering Contribution”). The Dealer hereby agrees that neither it nor any of its Covered Associates will make a Triggering Contribution or violate the Rule while the Dealer is engaged hereunder. If the Dealer breaches this provision and becomes aware of a Triggering Contribution or a violation of the Rule, it shall promptly provide written notice to the Dealer Manager, which notice shall include a description of the nature of the ban or violation. “Covered Associates” means any (A) general partner, managing member or executive officer of the Dealer, as well as any person with a similar status or function, (B) any associated person of the Dealer who engages in distribution or solicitation activities with a government entity, (C) any associated person of the Dealer who supervises, directly or indirectly, the government entity distribution or solicitation activities of a person in (B) above, and (D) any political action committee controlled by the Dealer or one of its Covered Associates.

(xi) It is (A) duly registered as a broker-dealer with the U.S. Securities and Exchange Commission (the “SEC”) and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is duly registered as a broker-dealer under the laws of each state and, to the extent required, the equivalent thereof in any other jurisdiction or (B) duly registered under the laws and, to the extent required, in any applicable non-U.S. jurisdiction (including the jurisdictions listed on Schedule III), which require such registration in connection with the services to be provided by the Dealer hereunder.

(xii) It will conduct its activities in accordance with all applicable U.S. and non-U.S. securities laws and other applicable legal and regulatory requirements in any jurisdiction where Units are marketed, and the Dealer will not take any action that: (A) constitutes a public offering of or for the Units within the meaning of Section 4(a)(2) of the Securities Act or general solicitation of prospective investors in the Partnership within the meaning of Regulation D promulgated thereunder; (B) causes the Offering of the Units to lose any exemption from registration with the SEC provided by Section 4(a)(2) of the Securities Act; (C) causes the Partnership to lose its exemption under Section 3(c)(7) of the Investment Company Act of 1940 (the “Investment Company Act”); or (D) cause the Units to be required to be registered under any non-U.S. laws (including, for the avoidance of doubt, the laws of any jurisdiction listed on Schedule III attached hereto).

(xiii) It covenants that with respect to any statement by the Dealer or any Affiliated Promoter (as defined below) (or any of their respective representatives or agents, in their capacities as such) that it disseminates to any prospective Investor (or any of its representatives or agents, in their capacities as such), in connection with the services or activities performed by the Dealer or any Affiliated Promoter under this Agreement, that is an “endorsement” or “testimonial” (as defined in Rule 206(4)-1 under the Advisers Act (the “Marketing Rule”), of or relating to the Fund, the Feeder, the Advisor or any of its officers or employees (any such statement, a “Promotional Statement”), the Dealer shall use best efforts to ensure, and shall cause any Affiliated Promoter to use best efforts to ensure, that each Promotional Statement: (A) complies with the requirements applicable to “advertisements” under the Marketing Rule (as such term is defined in the Marketing Rule), (B) does not include any untrue statement of material fact, and (C) is not materially misleading, which shall exclude documents and statements prepared by Dealer Manager, Advisor (or its affiliates), including the Memorandum, that Dealer Manager and Advisor have authorized Dealer to disseminate to prospective Investors (or their representatives or agents) but excluding any information or statement in any of the foregoing that was prepared, added or substantially modified by the Dealer or an affiliate thereof), satisfy clauses (A) through (C) in this sentence. “Affiliated Promoter” means any affiliate of the Dealer (x) to which the Dealer assigns or delegates its rights or obligations under this Agreement, (y) that is engaged or retained by the Dealer in connection with the solicitation or referral of prospective Investors or to otherwise assist the Dealer in performing its obligations or services under this Agreement or (z) that is designated by the Dealer to receive all or a portion of any fees contemplated hereunder, directly or indirectly, in connection with the solicitation or referral of prospective Investors. For the avoidance of doubt, the term “Affiliated Promoter” shall exclude any officer, employee, agent or representative of the Dealer or an Affiliated Promoter who gives or disseminates Promotional Statements solely in his or her capacity as such.

(xiv) It covenants that, at all times during which the Dealer or any Affiliated Promoter gives or disseminates Promotional Statements, the Dealer shall maintain, and shall cause such Affiliated Promoter to maintain, policies and procedures that (A) are reasonably designed to prevent the Dealer, such Affiliated Promoter and any of their respective personnel who give or disseminate Promotional Statements on their behalf from giving or disseminating statements that violate anti-fraud provisions under applicable securities laws and FINRA Rule 2210 and (B) apply to communications by the Dealer and such Affiliated Promoter (as applicable) to prospective Investors that are subject to such anti-fraud provisions and FINRA Rule 2210.

(xv) It covenants that it shall ensure, and shall cause any Affiliated Promoter to ensure, that at the time any Promotional Statement is disseminated to a prospective Investor (or its representative or agent, in their capacities as such), unless such Promotional Statement constitutes a recommendation subject to Rule 15l-1 under the Exchange Act (“Regulation Best Interest”), the Dealer or any Affiliated Promoter (as applicable) or any representative or agent acting on their behalf will disseminate to such prospective Investor (or its representative or agent, as applicable) disclosure that discloses: (A) that the Promotional Statement was given by a current client or investor of Advisor, or that the Promotional Statement was given by a person other than a current client or investor of Advisor, as applicable, (B) that cash or non-cash compensation was provided for the Promotional Statement and (C) a brief statement of any material conflicts of interest on the part of the person giving the Promotional Statement resulting from Advisor’s relationship with such person. Any such disclosure must be made clearly and prominently, it being understood that in order for such disclosure to be made “clearly and prominently” for this purpose, the disclosure must be at least as prominent as the relevant Promotional Statement and must be included within such Promotional Statement itself or, in a case where the relevant Promotional Statement is made orally, provided at the same time as the Promotional Statement.

(xvi) It shall promptly respond to and comply with any request made by Advisor or Dealer Manager for information or documentation that would reasonably facilitate the Advisor’s compliance with its obligations under the Marketing Rule and under related recordkeeping provisions of Rule 204-2 under the Advisers Act.

(xvii) Except as otherwise disclosed in Schedule V, no Dealer Covered Person (as defined herein) is subject to an event described in Rule 506(d)(1)(i)-(viii) (“Rule 506(d)(1)”) of Regulation D promulgated under the Securities Act (“Disqualifying Events”) that would either require disclosure under the provisions of Rule 506(e) of the Securities Act or result in disqualification under Rule 506(d)(1) of the Securities Act of the Partnership’s use of the Rule 506 exemption under the Securities Act for the sale of interests therein. For purposes of this section, “Dealer Covered Person” means (A) the Dealer; (B) any person who through Dealer has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities; (C) any general partner or managing member of any person described in (A) or (B); (D) any director, executive officer or other officer participating directly or indirectly in the offering of the Units of any person described in (A), (B) or (C); and (E) any Affiliated Promoter. For purposes of the foregoing, “executive officer” shall have the meaning ascribed to it in Rule 504 of the Securities Act. For so long as the Dealer is participating in the Offering, upon the Dealer Manager’s request pursuant to this Agreement, the Dealer shall provide the Dealer Manager written confirmation that the representations in this Section 5(a)(xvii) are true and correct by delivering a certificate in the form attached hereto as Schedule IV. In addition, the Dealer shall promptly inform the Dealer Manager in writing if (x) any of the representations contained in Schedule IV shall no longer be entirely true, accurate and complete in any respect or (y) a Dealer Covered Person is subject to a Disqualifying Event or receives any waivers granted by: (1) the SEC under Rule 506(d)(2)(ii); or (2) any court or regulatory authority under Rule 506(d)(2)(iii).

(xviii) It shall promptly notify the Partnership and the Advisor if it becomes aware of any future Disqualifying Event with respect to the Dealer or any Dealer Covered Person.

(xix) It shall promptly notify the Partnership and the Advisor if it becomes aware of any future event that would give rise to a statutory disqualification, as defined under Section 3(a)(39) of the Exchange Act.

(xx) Any Subscription Fees charged by Dealer in connection with its sale of Units will be charged in a manner consistent with the Memorandum, applicable law and FINRA rules.

(xxi) Unless prohibited under applicable law, it shall advise the Dealer Manager promptly of (a) the receipt by the Dealer of any communication specifically with respect to the offering of Units from the SEC, any state securities commissioner or any other regulatory authority in any other jurisdiction and (b) the threat or commencement of any lawsuit, proceeding or investigation to which the Dealer is a party specifically with respect to the offering of Units.

(xxii) Upon the Dealer Manager’s request, it shall provide the Dealer Manager, (A) a certificate with such customary representations as the Partnership or its counsel may reasonably request, so as to warrant that Dealer’s activities hereunder were carried out in compliance with applicable laws and the terms of this Agreement and (B) such further information and documents as are reasonably necessary or appropriate for the Partnership and/or its counsel to determine that the representations and warranties made in this Agreement continue to be true and correct. In addition, Dealer shall promptly inform the Dealer Manager in writing if any of the representations contained in the certificate shall no longer be entirely true, accurate and complete in any respect.

(xxiii) Throughout the term of this Agreement, the representations and warranties of Dealer in this Agreement shall be true and correct in all material respects. For as long as this Agreement is in effect, Dealer agrees to promptly notify the Dealer Manager and the Advisor (as defined below) in the event that any of the representations and warranties set forth herein becomes materially inaccurate, or in the event that any covenant or condition on the Dealer’s part to be performed or satisfied has been breached or not satisfied in any material respect.

6. Right to Reject Orders or Cancel Sales

(a) All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Partnership, which reserves the right to reject any order for any reason or no reason including, without limitation, orders not accompanied by an executed Subscription Agreement in good order or without the required instrument of payment in full payment for the Units. Issuance and delivery of the Units will be made only after actual receipt of payment therefor. If any check or wire is not paid upon presentment, or if the Partnership is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Units, the Partnership reserves the right to cancel the sale without notice.

(b) If the Dealer has retained selling commissions in connection with an order that is subsequently rejected, canceled or rescinded for any reason, the Dealer agrees to return to the subscriber any selling commission theretofore retained by the Dealer with respect to such order within three (3) days following mailing of notice to the Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. If the Dealer fails to pay any such amounts, the Dealer Manager shall have the right to offset such amounts owed against future compensation due and otherwise payable to the Dealer (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).

7. Memorandum and Authorized Sales Materials; Compliance with Laws

(a) The Dealer, including any of its principals, directors, officers and employees, is not authorized or permitted to give and will not give, any information or make any representation (written or oral) concerning the Units, the Partnership, the Dealer Manager, Blackstone Infrastructure Strategies Associates L.P. (the “General Partner”) and/or Blackstone Infrastructure Advisors L.L.C. (the “Advisor” and, together with the Dealer Manager, the Partnership and the General Partner, collectively, the “BXINFRA Parties” and each a “BXINFRA Party”), except as set forth in the Memorandum and any additional sales literature, which has been approved in advance in writing by the Dealer Manager (collectively, “Authorized Sales Materials”). The Dealer Manager will supply Dealer with reasonable quantities of the Memorandum, any supplements thereto and any amended Memorandum, as well as any Authorized Sales Materials (the Memorandum and the Authorized Sales Materials, as the same may be amended or supplemented, are referred to herein collectively as the “Offering Materials”), for delivery to prospective Investors and Investors.

(b) The Dealer agrees that it shall have delivered to each prospective Investor to whom an offer to purchase the Units is made, as of the time of such offer, a copy of the Memorandum that has then been supplied to the Dealer by the Dealer Manager. The Dealer agrees that it will not send or give any supplement to the Memorandum or any Authorized Sales Materials to an investor unless it has previously sent or given a Memorandum (for the avoidance of doubt, inclusive of all previous supplements thereto and any amended Memorandum) to that investor or has simultaneously sent or given a Memorandum (for the avoidance of doubt, inclusive of all previous supplements thereto and any amended Memorandum) with such supplement to the Memorandum or Authorized Sales Materials. The Dealer agrees that it will not show or give to any Investor or prospective Investor, or reproduce, any material or writing which is supplied to it by the Dealer Manager and marked “broker only”, “dealer only”, or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Units to end investors. The Dealer agrees that it will not show or give to any Investor or prospective Investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer Manager if such material bears a legend denoting that it is not to be used in connection with the sale of Units to end investors in such jurisdiction. The Dealer agrees that it will not use in connection with the offer or sale of Units any material or writing which relates to another issuer supplied to it by the Partnership or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the issuer to which it relates. The Dealer will not use in connection with the offer or sale of Units any materials or writings which have not been previously approved by the Dealer Manager, the Advisor or the Partnership in writing.

(c) The Dealer agrees to deliver to each Investor making purchases of Units, prior to the time of sale, a copy of the Partnership’s then current Memorandum and Subscription Agreement, and may deliver offering materials subject to the terms herein, all as amended from time to time. The Dealer further agrees, on an ongoing basis, to deliver to each Investor copies of all supplements and amendments to the Memorandum that are delivered or made available to the Dealer by the Dealer Manager.

(d) With respect to each Investor who purchases Units, the Dealer confirms it: (i) reasonably believes that the information and representations in the Subscription Agreement made by and concerning the Investor identified in the Subscription Agreement are true, correct and complete in all material respects; (ii) has offered the Investor the opportunity to discuss such Investor’s prospective purchase of Units; (iii) has delivered or made available a current Memorandum and related supplements, if any, to such Investor; (iv) has reasonable grounds to believe that the Investor is purchasing the Units for the Investor’s own account; and (v) has a reasonable basis to believe that the purchase of Units is an appropriate investment for such Investor. The above representations shall be true and correct with respect to each Investor as of each date that such Investor’s Subscription Agreement is provided to the Dealer Manager.

(e) On becoming a Dealer, and in offering and selling Units, the Dealer agrees to comply with all the applicable requirements imposed upon it under (i) the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated under both such acts, (ii) all applicable state securities laws and regulations as from time to time in effect, (iii) any other state, federal, foreign and other laws and regulations applicable to the Offering, the sale of Units or the activities of the Dealer pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999, 15 U.S.C. §§ 6801 et seq., as may be amended from time to time (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC and FINRA, the Bank Secrecy Act, as amended, USA PATRIOT Act of 2001, as amended (the “USA Patriot Act”), and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury (“OFAC”), and (iv) this Agreement and the Memorandum as amended and supplemented. Notwithstanding the termination of this Agreement or the payment of any amount to the Dealer, the Dealer agrees to pay the Dealer’s proportionate share of any claim, demand or liability asserted against the Dealer and the other Dealers on the basis that such Dealers or any of them constitute an association, unincorporated business or other separate entity, including in each case such Dealer’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.

(f) Dealer (i) will maintain written policies and procedures covering the delivery of electronic offering documents and the use of electronic signatures, (ii) will comply with all applicable SEC rules and guidelines pertaining to electronic delivery of the Memorandum and Authorized Sales Materials and electronic signature of the Subscription Agreement, (iii) acknowledges that it is acting as an agent of the Partnership only with respect to the delivery of the Memorandum and Authorized Sales Materials electronically, the administration of the subscription process and the obtainment of electronic signatures and only to the extent its actions are in compliance with the Dealer Manager Agreement and this Agreement and (iv) will also comply, as applicable, with The Electronic Signatures in Global and National Commerce Act and the Uniform Electronic Transaction Act and any other applicable law. In consideration of the foregoing, the Dealer Manager hereby agrees that it will not reject a subscription on account of an electronic signature if such signature was obtained in the manner set forth in this Section 7.

8. License and Association Membership

The Dealer’s acceptance of this Agreement constitutes a representation to the Partnership and the Dealer Manager that the Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Units under federal and state securities laws and regulations, and foreign laws (including the laws of the jurisdictions listed on Schedule III), if applicable, and in all states or jurisdictions where it offers or sells Units, and a member in good standing of FINRA and that it has obtained all necessary approvals, licenses and permits required for it to enter into this Agreement and engage in the offer and sale of securities of the type represented by the Units and shall maintain such approvals, licenses and permits for so long as this Agreement is in effect, and it further represents and warrants that it will notify the Dealer Manager immediately at such time, if any, as it ceases to hold any such necessary approval, license or permit. This Agreement shall automatically terminate if the Dealer ceases to be a member in good standing of FINRA. The Dealer agrees to notify the Dealer Manager immediately if the Dealer ceases to be a member in good standing of FINRA. The Dealer will abide by the Rules of FINRA, including FINRA Rules 2040, 2111 and 2121.

9. Limitation of Offer; Suitability

(a) The Dealer will offer Units (both at the time of an initial subscription and at the time of any additional subscription, including initial enrollments and increased participations in the DRIP) only to persons who meet the financial qualifications and suitability standards set forth in the Memorandum, this Agreement or in any suitability letter or memorandum sent to it by the Partnership or the Dealer Manager and will only make offers to persons in the jurisdictions in which it is advised in writing by the Dealer Manager that the Units are qualified for sale under the respective securities laws of such jurisdiction or that such qualification is not required and in which the Dealer has all required licenses and registrations to offer Units in such jurisdictions (including the jurisdictions listed on Schedule III). In offering Units, the Dealer will comply with the provisions of the Rules set forth in the FINRA Manual, Regulation Best Interest, as well as all other applicable rules and regulations relating to suitability of investors. Nothing contained in this section shall be construed to relieve the Dealer of its suitability obligations under Regulation Best Interest or FINRA Rule 2111. The Dealer will sell Class S Units, Class D Units and Class I Units only to the extent approved by the Dealer Manager as set forth on Schedule I to this Agreement, and to the extent approved to sell Class S Units, Class D Units and Class I Units pursuant to this Agreement, sell such units only to those persons who are eligible to purchase Class S Units, Class D Units and Class I Units as described in the Memorandum. Nothing contained in this Agreement shall be construed to impose upon any BXINFRA Party the responsibility of assuring that prospective Investors meet the suitability standards in accordance with the terms and provisions of the Memorandum. The Dealer shall not purchase any Units for a discretionary account without obtaining the prior written approval of the Dealer’s Customer and such Customer’s completed and executed Subscription Agreement.

(b) The Dealer further represents, warrants and covenants that neither the Dealer, nor any person associated with the Dealer, shall offer or sell Units in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (i) applicable provisions described in the Memorandum; (ii) applicable laws of the jurisdiction of which such investor is a resident; (iii) applicable provisions of Regulation Best Interest; and (iv) applicable FINRA rules. The Dealer Manager agrees to ensure that, in recommending the purchase, sale or exchange of Units to an investor, the Dealer, or a person associated with the Dealer, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the SEC, any state securities commission, FINRA or the Partnership) concerning his or her age, investment objectives, other investments, financial situation and needs and any other information known to the Dealer, or person associated with the Dealer, that the investor (x) the investor can reasonably benefit from an investment in the Units based on the investor’s overall investment objectives and portfolio structure, (y) is able to bear the economic risk of the investment based on the investor’s overall financial situation and (z) has an apparent understanding of (A) the fundamental risks of the investment, (B) the risk that the investor may lose his or her entire investment in the Units, (C) the lack of liquidity of the Units, (D) the background and qualifications of the Advisor or the persons responsible for directing and managing the Partnership and (E) the tax consequences of an investment in the Units. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Units or by the beneficiary of such fiduciary account. The Dealer further represents, warrants and covenants that the Dealer, or a person associated with the Dealer, will make every reasonable effort to determine the appropriateness of an investment in Units of each proposed investor, in accordance with the foregoing standards, by reviewing documents and records which, in accordance with applicable law, contain the basis upon which the determination as to the appropriateness of such investment was reached as to each purchaser of Units pursuant to a subscription solicited by the Dealer.

(c) The Dealer will comply with the record-keeping requirements imposed by (i) federal securities laws and the rules and regulations thereunder and (ii) the applicable rules of FINRA, including the requirement to maintain records (the “Suitability Records”) of the information used to determine that an investment in Units is suitable and appropriate for each subscriber for a period of six years from the date of the sale of the Units. The Dealer will, upon request from a regulatory authority to the Dealer or as required under applicable law, furnish such regulatory authority with copies of records of purchase and sales of Units, including Suitability Records.

(d) The Units offered by the Dealer shall be offered only to Customers who are both “accredited investors” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and “qualified purchasers” as such term is defined in Section 2(a)(51) of the Investment Company Act. Neither the Dealer nor any person acting on its behalf, has (i) offered or sold or shall offer or sell the Units by any form of general solicitation or general advertising, including, without limitation, the methods described in Rule 502(c) of Regulation D promulgated under the Securities Act, or (ii) taken or will take any action, directly or indirectly, so as to cause the transactions contemplated by this Agreement to fail to qualify for the exemption under Section 4(a)(2) of the Securities Act. The Dealer shall offer the Units in accordance with U.S. federal securities laws, the securities laws of any state and the securities laws of any other jurisdiction in which it markets or solicits purchasers for such Units. The Dealer shall not knowingly take any action that would place any BXINFRA Party or any affiliate thereof in violation of any U.S. federal or state law. The Dealer shall not refer to any BXINFRA Party or solicit any Customer through the use of any general advertising, publicity, general solicitation, or other similar means.

(e) The Dealer will only make available the Authorized Sales Materials and the Memorandum to qualified clients: (i) with whom it has a “pre-existing, substantive relationship” (as such term is used in related guidance published by the staff of the SEC); and (ii) who meet the financial qualifications, accreditation and suitability standards set forth in the Memorandum or as otherwise required for compliance with applicable local law, regulation and/or tolerated market practice (including, for the avoidance of doubt, accreditation standards and/or minimum investment requirements). For the avoidance of doubt, the Dealer will not engage in marketing, solicitations or any other conduct that elicits obligations to limit the number of offerees and/or investors in accordance with applicable local law, regulation and/or tolerated market practice.

10. Disclosure Review; Confidentiality of Information

(a) The Dealer shall have reasonable grounds to believe, based on the information made available to it through the Memorandum or other materials, that all material facts are adequately and accurately disclosed in the Memorandum and provide a basis for evaluating the Units. In making this determination, the Dealer shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the General Partner and the Advisor, conflicts of interest and risk factors, and appraisals and other pertinent reports. If the Dealer relies upon the results of any inquiry conducted by another member or members of FINRA, the Dealer shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager, the General Partner or an affiliate of the General Partner.

(b) It is anticipated that (i) the Dealer and its officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of the Dealer that are conducting a due diligence inquiry on behalf of the Dealer and (ii) persons or committees, as the case may be, responsible for determining whether the Dealer will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the BXINFRA Parties or their respective affiliates in connection with such Diligence Representatives’ diligence review. Such Diligence Representatives are bound by the terms of this Section 10, and the Dealer will be responsible for any breach by such persons of these confidentiality obligations. For purposes hereof, “Confidential Information” shall mean and include: (A) trade secrets concerning the business and affairs of the BXINFRA Parties or their respective affiliates; (B) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the BXINFRA Parties or their respective affiliates; (C) information concerning the business and affairs of the BXINFRA Parties or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented); (D) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (E) any notes, analyses, compilations, studies, summaries or other material containing or based, in whole or in part, on any information included in the foregoing. The Dealer shall keep, and cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and not use, distribute or copy the same except in connection with the Dealer’s due diligence inquiry. The Dealer shall not disclose, and will cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to the Dealer’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and will not use the Confidential Information in any manner in the offer and sale of the Units. The Dealer shall take all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (x) limiting access to such information to persons who have a need to know such information only for the purpose of the Dealer’s due diligence inquiry and (y) informing each recipient of such Confidential Information of the Dealer’s confidentiality obligation. The Dealer acknowledges that it or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Partnership, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. The Dealer acknowledges that it or its Diligence Representatives may in the future receive Confidential Information, either in individual or collective meetings or telephone calls with the Partnership, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. The Dealer acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Partnership to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (1) if approved in writing for disclosure by the Partnership or the Dealer Manager, (2) pursuant to a subpoena or as required by law, or (3) as required by regulation, rule, order or request of any governing or self-regulatory organization (including the SEC or FINRA), provided, that the Dealer shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (2) and (3) of this sentence.

11. Dealer’s Compliance with Anti-Money Laundering Rules and Regulations

(a) The Dealer hereby represents that it has complied and will comply with Section 326 of the USA Patriot Act, and the implementing rules and regulations promulgated thereunder in connection with broker/dealers’ anti-money laundering obligations (the “AML Rules and Regulations”). The Dealer hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer identification in compliance with applicable laws and regulations, including federal and state securities laws, applicable rules of FINRA, and the USA Patriot Act and the implementing rules and regulations promulgated thereunder. The Dealer further represents that its AML Program, at a minimum, (1) designates a compliance officer to administer and oversee the AML Program, (2) provides ongoing employee training, (3) includes an independent audit function to test the effectiveness of the AML Program, (4) establishes internal policies, procedures, and controls that are consistent with Dealer’s obligations under this Agreement, (5) includes a customer identification program consistent with the rules under section 326 of the USA Patriot Act, (6) provides for the filing of all necessary anti-money laundering reports including, but not limited to, currency transaction reports and suspicious activity reports, (7) provides for compliance with applicable economic sanctions issued by the U.S., including without limitation those administered and enforced by OFAC, the U.K., including without limitation those administered and enforced by Her Majesty’s Treasury, the E.U., E.U. member states and the U.N. (collectively “Economic Sanctions”), including, without limitation, screening all new and existing Customers and Customer’s beneficial owners, if any, against the list of specially designated nationals and blocked persons, and any other government list that is or becomes required under the Economic Sanctions, and (8) prescribes that appropriate regulators be permitted to examine the Dealer’s AML books and records and that the Dealer will promptly fulfill appropriate requests by such regulators for information about dealer’s AML Program. Customer identification information will be retained for a period of not less than five years, following the termination of the customer’s relationship with the Dealer. The Dealer further has policies and procedures reasonably designed to comply with the Financial Crimes Enforcement Network’s Customer Due Diligence Rule, including identifying and verifying the identity of beneficial owners of legal entity customers, and the Dealer will submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law. The Dealer has implemented policies, procedures and internal controls reasonably designed to identify higher risk clients, and to perform enhanced due diligence on such clients, including politically exposed persons. In accordance with such implemented policies, procedures and internal controls, applicable laws and regulations and its AML Program, the Dealer shall monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the USA Patriot Act as potential signals of money laundering or terrorist financing.

(b) Upon request by the Dealer Manager at any time, the Dealer shall promptly furnish (i) a copy of its AML Program to the Dealer Manager for review, (ii) a copy of the findings and any remedial actions taken in connection with the Dealer’s most recent independent testing of its AML Program and (iii) written re-certification that the Dealer has implemented its AML Program and performed all other obligations of the Dealer pursuant to the terms of this Section 11. The Dealer agrees to notify the Dealer Manager immediately if the Dealer is subject to a FINRA disclosure event or fine from FINRA related to its AML Program.

(c) The Dealer hereby acknowledges and agrees that it (and not any BXINFRA Party or the Partnership’s transfer agent or other service provider) is responsible for reviewing and monitoring Customers and complying with AML Rules and Regulations, including customer identification program requirements, with respect to Customers in connection with this Agreement.

(d) The Dealer does not know or have any reason to suspect that any of the beneficial owners, controllers, authorized persons, or other entities associated with any Customer investing in the Partnership (including any beneficial owner(s) thereof): (i) appears on OFAC’s Specially Designated Nationals and Blocked Persons List; (ii) is named on any list of sanctioned entities or individuals pursuant to E.U. and/or U.K. regulations (as the latter are extended by statutory instrument to the Cayman Islands by Statutory Instrument); (iii) is operationally based or domiciled in a country or territory in relation to which sanctions imposed by the United Nations, OFAC, the E.U., the U.S. and/or the U.K. apply; or (iv) is otherwise subject to sanctions imposed by, or is a party with which the Partnership is prohibited to deal with under the laws of, the United Nations, OFAC, the E.U. or the U.K., which may be amended from time to time (collectively, a “Sanctions Subject”).

(e) The Dealer does not know or have any reason to suspect that the monies used to fund any Customer’s investment in the Partnership is derived, directly or indirectly, from, invested for the benefit of, or related in any way to: (i) any criminal, terrorist or other illegal activities, including but not limited to, money laundering activities, whether under U.S. law or otherwise; and/or (ii) a Sanctions Subject (or are made on behalf of, or are controlled by, such persons).

(f) The Dealer covenants that, should any Customer and/or beneficial owner(s) thereof become at any time during their investment in the Partnership a Sanctions Subject, the Dealer shall immediately notify the General Partner of such, which shall include the identity of such Sanctions Subject. The Dealer agrees to promptly provide the Partnership, the Dealer Manager, the General Partner or their respective delegate(s) with such additional information as may be requested by the Partnership, the General Partner, the Dealer Manager or its delegate to enable the Partnership to satisfy its responsibilities under applicable law. The Dealer agrees and acknowledges that, among other remedial measures, (i) the Partnership may be obligated to “freeze the account” with respect to the portion of an investment by any Customer, either by restricting participation by the Customer and/or segregating the assets of the Customer in order to comply with governmental regulations and/or if the Dealer Manager determines in its good faith that such action is in the best interests of the Customer; and (ii) the Partnership may be required to report such action or confidential information relating to the Customer (including, without limitation, disclosing the Customer’s identity) to regulatory authorities.

(g) The Dealer shall notify the Partnership promptly in writing should the Dealer become aware of any material change in the information set forth in this Section 11.

12. Privacy

(a) The Dealer will abide by and comply in all respects with (i) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (ii) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act (“FCRA”) and (iii) its own internal privacy policies and procedures, each as may be amended from time to time.

(b) The parties hereto acknowledge that from time to time, the Dealer may share with the Partnership and the Partnership may share with Dealer nonpublic personal information (as defined under the GLBA) of customers of the Dealer. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. The Dealer shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which Dealer served as the broker-dealer of record for such customer’s account. None of the Dealer or the BXINFRA Parties will disclose nonpublic personal information of any customers who have opted out of such disclosures, except (i) to service providers (when necessary and as permitted under the GLBA), (ii) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA) or (iii) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section 12. Except as expressly permitted under the FCRA, the Dealer agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.

(c) The Dealer shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event the Dealer or any BXINFRA Party expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section 12, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section 12, shall be prohibited.

(d) The Dealer shall implement commercially reasonable measures in compliance with industry best practices designed (i) to assure the security and confidentiality of nonpublic personal information of all customers; (ii) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (iii) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (iv) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (v) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. The Dealer will cause all its agents, representatives, affiliates, subcontractors, or any other party to whom the Dealer provides access or discloses nonpublic personal information of customers, to implement appropriate measures designed to meet the objectives set forth in this Section 12.

13. Sub-Agents

(a) The Dealer shall not engage or retain, or assign or delegate its rights or obligations hereunder to, any affiliated or unaffiliated sub-agent to assist the Dealer the offer, sale, marketing or promotion of Units without the prior written approval of the Dealer Manager (“Sub-Agents”).

(b) The Dealer undertakes to cause each approved Sub-Agent to enter into an agreement with the Dealer, which agreement shall include all of the undertakings, agreements, representations, warranties and covenants made by the Dealer to the BXINFRA Parties hereunder mutatis mutandis. Such agreement shall also prohibit further delegation unless the prior written consent of the Dealer Manager is given. The Dealer shall review the services provided by each of its Sub-Agents (if any) on an ongoing basis and make each Sub-Agent (if any) aware of the requirement to review the services provided by each Sub-Agent’s delegate (if any) on an ongoing basis.

(c) Upon the request of the Dealer Manager, the Dealer shall provide the Dealer Manager with a copy of any such Sub-Agent agreement and/or a certificate from the Dealer to the effect that the Dealer is in compliance with Section 13(b) with respect to such Sub-Agent. The Dealer undertakes to terminate with immediate effect the appointment of any Sub-Agent upon the instruction of the Dealer Manager. The Dealer shall remain liable for any act (or failure to act) of any of its Sub-Agents that would be a breach of the terms of this Agreement had it been committed or taken by the Dealer.

(d) The Dealer hereby covenants, represents and warrants to the Dealer Manager that no portion of the fees received by the Dealer in connection with its services hereunder shall be remitted or otherwise paid to any third party (including any finder or lobbyist) by the Dealer, other than a Sub-Agent as provided in the sentence above, without the prior written consent of the Dealer Manager, which may be given or withheld in the Dealer Manager’s sole discretion.

14. Dealer’s Undertaking to Not Facilitate a Secondary Market in the Units

The Dealer acknowledges that there is no public trading market for the Units and that there are limits on the ownership, transferability and repurchase of the Units, which significantly limit the liquidity of an investment in the Units. The Dealer also acknowledges that the Repurchase Program provides only a limited opportunity for investors to have their Units purchased by the Partnership and that the General Partner may, in its sole discretion, amend, suspend, or terminate the Repurchase Program at any time in accordance with the terms of the Repurchase Program. The Dealer hereby agrees that so long as the Partnership is offering Units under Regulation D under the Securities Act, the Dealer will not facilitate any transfers except in compliance with applicable law or engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Units without the prior written approval of the Dealer Manager.

15. Arbitration

Any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then current commercial arbitration rules of FINRA in accordance with the terms of this Agreement (including the governing law provisions of this Agreement and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held at the New York City FINRA District Office or at another mutually agreed upon site. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.

16. Termination

(a) This Agreement will be effective as of its date of acceptance by the Dealer Manager and will remain in full force and effect for so long as this Agreement is not terminated by either party hereto pursuant to the terms hereof.

(b) This Agreement and the parties’ obligations hereunder may be terminated by either the Dealer Manager or the Dealer for any reason or no reason upon giving thirty (30) days’ prior written notice thereof to the other party; provided, however, that in the event either party hereto does not perform any obligation or materially breaches any covenant under this Agreement and does not perform such obligation or cure such breach (only to the extent such breach is curable) within five (5) business days from receipt of notice of such breach from the other party, or any representation and warranty hereunder on the part of a party hereto is incomplete or inaccurate in any respect (such event is referred to herein as a “Breach” and such party is referred to as the “Breaching Party”), this Agreement and the other party’s obligations hereunder may be immediately terminated by such other party by written notice thereof to the Breaching Party.

(c) Upon becoming aware of a Disqualifying Event with respect to a Dealer Covered Person (unless a waiver has been obtained and/or the relevant Dealer Covered Person has been timely terminated or no longer performs a role with respect to Dealer that would cause such person to be a Dealer Covered Person for purposes of Rule 506(d) of the Securities Act), the Dealer Manager may, in its sole discretion, terminate this Agreement (such termination, a “Disqualifying Event Termination”), which Disqualifying Event Termination shall be effective as of the date of the occurrence of the Disqualifying Event. Notwithstanding any termination of this Agreement, the obligations of the parties pursuant to the indemnity, confidentiality and choice of law and jurisdiction provisions of this Agreement shall survive any termination hereof and remain operative and in full force and effect. For the avoidance of doubt, in the event of a Disqualifying Event Termination, the BXINFRA Parties shall cease to be obligated to pay the Dealer any fees in connection with any subscriptions made on or after the occurrence of such Disqualifying Event.

(d) This Agreement will terminate automatically if the Dealer Manager or the Dealer ceases to be a member of FINRA in good standing or is subject to a FINRA suspension or if the Dealer Manager’s or the Dealer’s registration or license under the Exchange Act or any state securities laws or regulations is terminated or suspended. Each of the Dealer Manager and the Dealer shall have the right to terminate this Agreement immediately if the other party is subject to an investigation under the Foreign Corrupt Practices Act of 1977, as amended, or any similar law of any relevant jurisdiction, or the rules and regulations thereunder. Each party agrees to notify the other party immediately if any of these events, as applicable, occurs.

(e) The Dealer will immediately suspend or terminate its offer and sale of Units upon the request of the Partnership or the Dealer Manager at any time and may resume its offer and sale of Units hereunder upon subsequent request of the Partnership or the Dealer Manager.

(f) The respective agreements and obligations of the Dealer Manager and the Dealer set forth in Sections 4, 6, 7, and 14 through 22 of this Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

17. Use of Partnership and Blackstone Names

The Dealer will not, without the written consent of the Dealer Manager in each instance: (a) use in advertising, publicity or otherwise the name of any BXINFRA Party, “Blackstone”, any affiliate of any BXINFRA Party, or any director, officer or employee of any BXINFRA Party, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by any BXINFRA Party or affiliates thereof; or (b) represent, directly or indirectly, that any product or any service provided by the Dealer has been approved or endorsed by any BXINFRA Party or affiliates thereof. Further, the Dealer Manager reserves the right to withdraw its consent to the use of any BXINFRA Party’s or any affiliate of any BXINFRA Party’s name at any time and to request to review any materials generated by the Dealer that use any BXINFRA Party’s or any affiliate of any BXINFRA Party’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

18. Notice

Notices and other writings contemplated by this Agreement shall be delivered via (a) hand, (b) first class registered or certified mail, postage prepaid, return receipt requested, (c) a nationally recognized overnight courier, or (d) electronic mail. All such notices shall be addressed, as follows:

If to the Dealer Manager:	Blackstone Securities Partners L.P.
Attn: Evan Clandorf 601 Lexington Avenue, 28th Floor
New York, New York 10022
E-mail: evan.clandorf@blackstone.com

With a copy, which shall not constitute notice, to:

Blackstone Infrastructure Strategies L.P.
Attn: Leon Volchyok
601 Lexington Avenue, 27th Floor
New York, New York 10022
E-mail: LC-BXINFRA@Blackstone.com

If to the Advisor:	Blackstone Infrastructure Advisors L.L.C.
Attn: Mike Knauss
601 Lexington Avenue, 28th Floor
New York, New York 10022
E-mail: LC-BXINFRA@Blackstone.com

If to the General Partner:	Blackstone Infrastructure Strategies Associates L.P.
Attn: Leon Volchyok
601 Lexington Avenue, 27th Floor
New York, New York 10022
E-mail: LC-BXINFRA@Blackstone.com

If to the Fund:	Blackstone Infrastructure Strategies L.P.
Attn: Leon Volchyok
601 Lexington Avenue, 27th Floor
New York, New York 10022
E-mail: LC-BXINFRA@Blackstone.com

If to Dealer:	To the address specified by the Dealer herein.

19. Attorney’s Fees and Applicable Law

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement shall be construed under the laws of the State of New York and shall take effect when signed by the Dealer and countersigned by the Dealer Manager. Venue for any action (including arbitration) shall lie exclusively in New York, New York.

20. No Partnership

Nothing in this Agreement shall be construed or interpreted to constitute the Dealer as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Partnership or the other Dealers; instead, this Agreement shall only constitute the Dealer as a dealer authorized by the Dealer Manager to sell the Units according to the terms set forth in the Memorandum as may be amended and supplemented from time to time and in this Agreement.

21. Electronic Communications

The Dealer Manager and its affiliates (collectively, “Blackstone”) may send electronic communications to the Dealer and its representatives for the monitoring, development and management of the business relationship and related communications with the Dealer and its representatives (“Business Purposes”). The Dealer shall, where requested by its representatives: (a) inform the representatives that Blackstone may send them communications for Business Purposes, (b) make Blackstone’s privacy notice available to the representatives, which is available at: www.blackstone.com/privacy, and (c) inform the representatives that they can opt-out of such communications. For the purposes of this section, “representative” means any person representing, or whom Blackstone reasonably believes is representing, the Dealer, including any financial advisers.

22. Miscellaneous

(a) Each of the Partnership, the General Partner, the Advisor and their respective affiliates shall be third-party beneficiaries of this Agreement, entitled to enforce the provisions hereof directly against the Dealer as if a party hereto.

(b) The BXINFRA Parties may be irreparably harmed if the Dealer’s obligations hereunder are not specifically enforced and the BXINFRA Parties would not have an adequate remedy at law in the event of an actual or threatened violation by the Dealer of its obligations hereunder. Therefore, the Dealer Manager shall be entitled to seek an injunction and/or specific performance for any actual or threatened violation or breach by the Dealer of this Agreement, without the posting of any bond, and such other relief as may be available at law or equity, including the right to recover all losses or damages suffered by the BXINFRA Parties resulting from any such breach or threatened breach.

(c) If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, then such provision will be deemed modified to the extent necessary to render it legal, valid and enforceable, and if no such modification will render it legal, valid and enforceable, then this Agreement will be construed as if not containing such provision, and the rights and obligations of the parties hereto will be construed and enforced accordingly.

(d) This Agreement has been jointly drafted by the parties hereto, after negotiations and consultations with their respective counsel. This Agreement will not be construed more strictly against one or more parties than against any other party.

(e) This Agreement (including the Schedules hereto) represents the entire understanding and agreement between the parties hereto regarding the offer and sale of Units and supersedes any and all prior negotiations, representations and agreements, whether written or oral related thereto.

(f) This Agreement may be amended at any time by the Dealer Manager by written notice to the Dealer, and any such amendment shall be deemed accepted by the Dealer upon placement of an order for sale of Units by such Dealer’s Customer after the Dealer has received such notice.

(g) This Agreement will be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. Neither the Dealer Manager nor the Dealer may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party hereto, and any purported assignment or other transfer of any such rights or obligations without such consent will be null and void.

(h) This Agreement may be executed in multiple counterparts, each of which will be deemed an original and all of which together will constitute but one and the same document.

(i) Headings or captions of this Agreement are for reference only and are not to be construed in any way as part of this Agreement, nor in the interpretation of this Agreement.

*   *   *   *   *

DEALER MANAGER:

BLACKSTONE SECURITIES PARTNERS L.P.

By:
Name:	Evan Clandorf
Title:	Authorized Signatory
Date:

Signature Page to Selected Dealer Agreement

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

1.	IDENTITY OF DEALER:

Entity Name:

Type of entity:

(Corporation, Partnership or

Proprietorship)

Organized in the

State of:

Licensed as broker-dealer in all States:    Yes   No

If no, list all States licensed as broker-dealer:

Tax ID #:

2.	Person to receive notices delivered pursuant to the Selected Dealer Agreement.

Name:

Company:

Address:

City, State and Zip:

Telephone:

Email:

AGREED TO AND ACCEPTED BY THE DEALER:

(Dealer’s Firm Name)

Signature Page to Selected Dealer Agreement

By:

Signature

Name:

Title:

Date:

Signature Page to Selected Dealer Agreement

SCHEDULE I

ADDENDUM TO

SELECTED DEALER AGREEMENT WITH

BLACKSTONE SECURITIES PARTNERS L.P.

Name of Dealer: _________________________________

The following reflects the subscription fee, placement fee and unitholder servicing fee arrangements as agreed upon between Blackstone Securities Partners L.P. (the “Dealer Manager”) and Dealer, effective as of the effective date of the Selected Dealer Agreement (the “Agreement”) between the Dealer Manager and Dealer in connection with the offering of Units of Blackstone Infrastructure Strategies L.P. (the “Fund”) and Blackstone Infrastructure Strategies (TE) L.P. (the “Feeder” and together with the Fund, the “Partnership”). For the avoidance of doubt, any reference to Class S Units, Class D Units, and/or Class I Units shall include each of the Fund’s Class S Units, Class D Units and/or Class I Units and the Feeder’s Class STE Units, Class DTE Units, and/or Class ITE Units, unless otherwise indicated herein.

Subscription Fees.

Dealer may charge upfront selling commissions, placement fees, subscription fees or similar fees (“Subscription Fee”), on purchases and sales of Units on such Dealer’s brokerage platform, as set forth in “Unit Class Election” below, to the extent the Memorandum discloses that such fees may be charged for the relevant class of Units. Any Subscription Fee, including upfront placement fees or selling commissions, charged by Dealer in connection with its sale of Units will be charged in a manner consistent with the Memorandum and applicable law and FINRA rules. Purchases and sales of such Units may only be executed as purchases or repurchases between the Customer and the Partnership. Dealer shall not execute trades of Units between Customers. For the avoidance of doubt, subscription funds may be transmitted to the Partnership net of any Subscription Fees.

Terms and Conditions of the Servicing Fees.

The payment of the unitholder servicing fee (“Servicing Fees”) to Dealer is subject to terms and conditions set forth herein and the Memorandum as may be amended or supplemented from time to time. If Dealer elects to sell Class S Units and/or Class D Units, eligibility to receive the Servicing Fee with respect to the Class S Units and/or Class D Units, as applicable, sold by the Dealer is conditioned upon Dealer acting as broker-dealer of record with respect to such Units and complying with the requirements set forth below, including providing unitholder and account maintenance services with respect to such Units.

(i) the existence of an effective Selected Dealer Agreement or ongoing Servicing Agreement (as defined below) between the Dealer Manager and the Dealer, and

(ii) the provision of the following services with respect to the Class S Units and/or Class D Units, as applicable, by the Dealer:

1.

assistance with recordkeeping, in accordance with Dealer’s then existing requirements, including maintaining records for and on behalf of Dealer’s Customers reflecting transactions and balances of Units owned,

2.	answering investor inquiries regarding the Partnership, including distribution payments and reinvestments,

3.	helping investors understand their investments upon their request, and

4.	tender offers. For the avoidance of doubt, Dealer’s Customers shall submit tender offers directly to the Partnership or its agent.

For the avoidance of doubt, Dealer is not to be considered the official books and records keeper of the Partnership. In connection with this provision, the Dealer agrees to reasonably cooperate to provide certification to the Partnership, the Dealer Manager, and its agents (including its auditors) confirming the provision of services to each particular class of unitholders upon reasonable request.

Dealer hereby represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements and is providing the above-described services.

In the event of termination of the Agreement, the Dealer Manager and Dealer shall promptly enter into a Servicing Agreement on reasonable and customary terms mutually agreed upon by Dealer and the Dealer Manager to provide for the continuation of these services by Dealer and the continuation of the payment by the Dealer Manager of the Servicing Fee with respect to the units for which Dealer continues to act as broker of record.

Subject to the conditions described herein, the Dealer Manager will reallocate to Dealer the Servicing Fee in an amount described below, on Class S Units or Class D Units, as applicable, sold by Dealer. To the extent payable, the Servicing Fee will be payable monthly in arrears as provided in the Memorandum. All determinations regarding the Dealer’s compliance with the listed conditions in this Schedule I will be made by the Dealer Manager in good faith in accordance with the terms of this Agreement.

Notwithstanding the foregoing, subject to the terms of the Memorandum, at such time as the Dealer is no longer the broker-dealer of record with respect to such Class S or Class D Units or the Dealer no longer satisfies any or all of the conditions set forth above, then Dealer’s entitlement to the Servicing Fees related to such Class S and/or Class D Units, as applicable, shall cease in, and Dealer shall not receive the Servicing Fee for, that month or any portion thereof (i.e., Servicing Fees are payable with respect to an entire month without any proration). Dealer-dealer transfers will be made effective as of the last business day of a month.

Thereafter, such Servicing Fees may be reallocated to the then-current broker-dealer of record of the Class S and/or Class D Units, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Selected Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”) and such Selected Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallocation. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer is not entitled to any Servicing Fee with respect to Class I Units.

General

Servicing Fees due to the Dealer pursuant to this Agreement will be paid to Dealer within 30 days after receipt by the Dealer Manager. Dealer, in its sole discretion, may authorize Dealer Manager to deposit Servicing Fees or other payments due to it pursuant to this Agreement directly to its bank account. If Dealer so elects, the Dealer shall provide such deposit authorization and instructions in Schedule II to this Agreement.

The parties hereby agree that the foregoing Subscription Fees and Servicing Fees are not in excess of the usual and customary brokers’ commission received in the sale of securities similar to the Units, that the Dealer’s interest in the Offering is limited to such Subscription Fee from its customers and Servicing Fee from the Dealer Manager.

Dealer waives any and all rights to receive compensation, including the Servicing Fee, until it is paid to and received by the Dealer Manager. Dealer affirms that the Dealer Manager’s liability for Servicing Fees is limited solely to the proceeds of the Servicing Fee receivable from the Partnership and Dealer hereby waives any and all rights to receive any reallowance of the Servicing Fee due until such time as the Dealer Manager is in receipt of the Servicing Fee from the Partnership. Dealer affirms that neither the Partnership nor the Dealer Manager have any obligation to the Dealer with respect to any Subscription Fees or other fees, including upfront selling commissions or placement fees, Dealer may charge to a Customer.

Dealer shall furnish Dealer Manager and the Partnership with such information as shall reasonably be requested by the Partnership with respect to the fees paid to Dealer pursuant to this Schedule I, and Dealer shall notify Dealer Manager if Dealer is not eligible to receive Subscription Fees and/or Servicing Fees at the time of purchase.

Unit Class Election

CHECK EACH APPLICABLE BOX BELOW IF DEALER ELECTS TO PARTICIPATE IN THE LISTED UNIT CLASS

The Fund

☐ Class S Units ☐ Class D Units  ☐ Class I Units

The Feeder

☐ Class S-TE Units ☐ Class D-TE Units  ☐ Class I-TE Units

The following reflects the Subscription Fee arrangement and/or the Servicing Fees as agreed upon between the Dealer Manager and the Dealer for the applicable Unit Class.

______ (Initials)	No upfront selling commission but dealers may charge a Subscription Fee up to 3.5% of the NAV per Class S Unit sold in the Offering	By initialing here, the Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class S Units.

______ (Initials)	Servicing Fee of 0.85% per annum of the aggregate NAV of outstanding Class S Units as of the last day of each month	By initialing here, the Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should the Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. The Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

______ (Initials)	No upfront selling commission but dealers may charge a Subscription Fee up to 1.5% of the NAV per Class D Unit sold in the Offering	By initialing here, the Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class D Units.

______ (Initials)	Servicing Fee of 0.25% per annum of the aggregate NAV of outstanding Class D Units as of the last day of each month	By initialing here, Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should the Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. The Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

IN WITNESS WHEREOF, the parties hereto have caused this addendum to be executed as of the date first written above.

“DEALER MANAGER”

BLACKSTONE SECURITIES PARTNERS L.P.

By:
Name: Evan Clandorf
Title: Authorized Signatory

“DEALER”

[____]

By:
Name:
Title:

SCHEDULE II

TO

SELECTED DEALER AGREEMENT WITH

BLACKSTONE SECURITIES PARTNERS L.P.

NAME OF ISSUER: BLACKSTONE INFRASTRUCTURE STRATEGIES L.P.

BLACKSTONE INFRASTRUCTURE STRATEGIES (TE) L.P.

NAME OF DEALER:

SCHEDULE TO AGREEMENT DATED:

Dealer hereby authorizes the Dealer Manager or its agent to deposit servicing fees and other fees due to it pursuant to the Selected Dealer Agreement to its bank account specified below. This authority will remain in force until Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to Dealer for an amount not to exceed the amount of the erroneous deposit.

Bank Name:

Bank Address:

Bank Routing Number:

Account Number:

“DEALER”

(Print Name of Dealer)

By:

Name:

Title:

Date:

SCHEDULE III

TO

SELECTED DEALER AGREEMENT WITH

BLACKSTONE SECURITIES PARTNERS L.P.

[__]

SCHEDULE IV

TO

SELECTED DEALER AGREEMENT WITH

BLACKSTONE SECURITIES PARTNERS L.P.

OFFERING CERTIFICATE

[DATE]

[__], together with its affiliates (“Dealer”), hereby certifies to Blackstone Infrastructure Strategies L.P. and Blackstone Infrastructure Strategies (TE) L.P. (collectively, the “Partnership”) as follows:

1.

The limited partnership units (the “Units”) in the Partnership, have not been offered by Dealer by any form of general solicitation or general advertising, including (without limitation) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminars or meetings whose attendees have been invited by any general solicitation or advertising.

2.	Dealer has maintained an accurate record of all offerees to whom Dealer has distributed a copy of the Memorandum relating to the Partnership.

3.

After reasonable due inquiry and to the best of Dealer’s knowledge, none of (i) Dealer, (ii) to Dealer’s knowledge after factual inquiry with reasonable care, any person who through Dealer has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities, (iii) any general partner or managing member of any person described in (i) or (ii), or (iv) any director, executive officer or other officer participating directly or indirectly in the offering of the Units, of any person described in (i), (ii) or (iii) (each, a “Covered Person”) are subject to an event described in Rule 506(d)(1)(i)-(viii) of Regulation D promulgated under the Securities Act that has occurred on or after [____].

This Certificate is delivered for the benefit of the Partnership and Simpson Thacher & Bartlett LLP only, and may not be relied upon by any other person for any purpose whatsoever.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

[Dealer]

By:

Name:

Title:

SCHEDULE V

TO

SELECTED DEALER AGREEMENT WITH

BLACKSTONE SECURITIES PARTNERS L.P.

DISCLOSURE OF DISQUALIFYING EVENT

[__]

The parties agree that additional disclosures may be added to this Schedule V at a future date with the consent of the parties. The parties further agree that all disclosures provided as part of this Schedule V will be provided to potential investors consistent with the requirements of Regulation D of the Securities Act.